                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549



                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported):
                                 June 2, 1998



                             Wal-Mart Stores, Inc.
                             ---------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       Delaware                    001-06991                      71-0415188
       --------                    ---------                      ----------

    (STATE OR OTHER         (COMMISSION FILE NUMBER)           (IRS EMPLOYER
    JURISDICTION OF                                          IDENTIFICATION NO.)
     INCORPORATION)



                              702 S.W. 8th Street
                         Bentonville, Arkansas  72716
                         ----------------------------
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)



              Registrant's telephone number, including area code:
                                (501) 273-4000
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ITEM 5.  OTHER EVENTS.

     On June 2, 1998, the Securities and Exchange Commission (the "Commission") declared effective a Registration Statement on Form S-3 of Wal-Mart Stores, Inc. (the "Company"), Registration Statement No. 333-52045 (the "1998 Registration Statement"), pursuant to which the Company registered for the shelf $750,000,000 of its Debt Securities. On June 2, 1998, the Company commenced an underwritten offering (the "Offering") of $500,000,000 aggregate principal amount of its Puttable Reset Securities due June 1, 2018 (the "Bonds"), which Bonds are being offered and sold pursuant to the Company's Registration Statement on Form S-3, Registration No. 33-53125 (the "1994 Registration Statement") and the 1998 Registration Statement. The purpose of this Current Report on Form 8-K is: (A) to file with the Commission pursuant to the provisions of Section 13(a) of the Securities Exchange Act of 1934, as amended, (i) the form of Calculation Agency Agreement to be entered into by the Company and Goldman, Sachs & Co. in connection with the Bonds (the "Calculation Agency Agreement") and (ii) the Statement of Eligibility of Trustee on Form T-1 of The First National Bank of Chicago, the trustee under the Indenture dated as of April 1, 1991 between the Company and The First National Bank of Chicago, as Trustee (the "Statement of Eligibility"); and (B) to incorporate by reference (i) in the 1998 Registration Statement, the Underwriting Agreement among the Company, Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, dated May 18, 1994 pursuant to which the Bonds are to be sold to the underwriters in the Offering as Exhibit 1 to the 1998 Registration Statement and (ii) in the 1994 Registration Statement and in the 1998 Registration Statement, the Statement of Eligibility and the Calculation Agency Agreement as Exhibits 10.1 and 25.1, respectively, to the 1994 Registration Statement and as Exhibits 10.1 and 25, respectively, to the 1998 Registration Statement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (c)  Exhibits

     1   Underwriting Agreement among the Company, Goldman, Sachs & Co.
         and Merrill Lynch, Pierce, Fenner & Smith Incorporated, dated May 18, 1994 (incorporated by reference from Registration Statement on Form S-3, Registration No. 33-53125).

    10.1 Form of Calculation Agency Agreement between Wal-Mart Stores, Inc. and Goldman, Sachs & Co.

    25   Statement of Eligibility of Trustee on Form T-1.

                                       1
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                                  SIGNATURES
                                  ----------

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

   Dated:  June 3, 1998             WAL-MART STORES, INC.



                                    By:   /s/ John B. Menzer
                                        ----------------------------------
                                              John B. Menzer,
                                              Executive Vice President and
                                              Chief Financial Officer

                                       2
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                               INDEX TO EXHIBITS

 Exhibit
 Number                           Description
 -------                          -----------

   10.1 Form of Calculation Agency Agreement between Wal-Mart Stores, Inc. and Goldman, Sachs & Co.

   25         Statement of Eligibility of Trustee on Form T-1.

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